ASSET-BACKED FINANCING FACILITY
ADVANTA BANK CORP.
MONTHLY SERVICER
CERTIFICATE

COLLECTION PERIOD:    MARCH 1, 2000 - MARCH 31, 2000
                      -------------------------------

SETTLEMENT DATE:      17-APR-00

A.       SERIES INFORMATION:

         ADVANTA EQUIPMENT LEASING RECEIVABLES SERIES 2000-1 LLC
         SERIES 2000-1


I.       AGGREGATE CONTRACT PRINCIPAL BALANCE:
         (a.)     Beginning Aggregate Contract Principal Balance                                                    $470,253,514.54
         (b.)     Contract Principal Balance of all Collections
                    allocable to Contracts                                                                          $ 13,633,547.19
         (c.)     Contract Principal Balance of Charged-Off Contracts                                               $    267,749.77
         (d.)     Ending Aggregate Contract Principal Balance of all
                    Contracts as of this Settlement Date                                                            $456,352,217.58



                 BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL
                PAYMENTS MADE FOR THIS RELATED COLLECTION PERIOD)
         (e.)     Class A Principal Balance as of this
                  Settlement Date (Class A Note Factor)                      0.9701610                              $319,354,674.43
         (e1.)    Ending Class A-1 Principal Balance                         0.9458183      $ 171,462,674.43
         (e2.)    Ending Class A-2 Principal Balance                         1.0000000      $  63,269,000.00
         (e3.)    Ending Class A-3 Principal Balance                         1.0000000      $  84,623,000.00
         (f.)     Ending Class B Principal Balance as of this
                  Settlement Date (Class B Note Factor)                      0.9701610                              $ 27,373,091.52
         (g.)     Ending Class C Principal Balance as of this
                  Settlement Date (Class C Note Factor)                      0.9701610                              $ 18,248,727.71
         (h.)     Ending Class D Principal Balance as of this
                  Settlement Date (Class D Note Factor)                      0.9701610                              $  9,124,363.86
         (i.)     Ending Class E Principal Balance as of this
                  Settlement Date (Class E Note Factor)                      0.9704387                              $ 22,816,955.09
         (j.)     Ending Class F Principal Balance as of this
                  Settlement Date (Class F Note Factor)                      0.9704387                              $ 59,327,300.68


II.      COMPLIANCE RATIOS:

         (a.)     Aggregate Contract Balance Remaining ("CBR")
                    of all Contracts                                                                                $531,748,297.29

         (b.)     CBR of Contracts 1 - 30 days delinquent                                                           $ 57,166,938.61
         (c.)      % of Delinquent Contracts 1- 30 days as of
                     the related Calculation Date                                                                             10.75%

         (d.)     CBR of Contracts 31 - 60 days delinquent                                                          $ 23,509,124.53
         (e.)      % of Delinquent Contracts 31- 60 days as of
                     the related Calculation Date                                                                              4.42%

         (f.)     CBR of Contracts 61 - 90 days delinquent                                                          $ 10,175,436.51
         (g.)      % of Delinquent Contracts 61- 90 days as of
                     the related Calculation Date                                                                              1.91%

         (h.)     CBR of Contracts 91 - 120 days delinquent                                                         $  4,472,751.15
         (i.)      % of Delinquent Contracts 91- 120 days as of
                     the related Calculation Date                                                                              0.84%

         (j1.)    % of Delinquent Contracts 31 days or more as of
                    the related Calculation Date                                                                               7.18%
         (j2.)    Month 2:                                                                                                      N/A
         (j3.)    Month 3:                                                                                                      N/A
         (j4.)    Three month rolling average % of Delinquent
                    Contracts 31 days or more                                                                                   N/A

         (k1.)    Net Charge-Off % for the related Collection
                    Period (annualized 30/360)                                                                                #REFl
         (k2.)    Month 2:                                                                                                      N/A
         (k3.)    Month 3:                                                                                                      N/A
         (k4.)    Three month rolling average % for Defaulted Contracts                                                         N/A

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
         (l1.)    Cumulative Net Loss Percentage
         (l2.)    Does the Cumulative Net Loss % exceed                                                                       0.022%
                                                                                                                    ---------------
         (l3.)    The Loss Trigger Level % from Beginning Period to and
                    including 12th Collection Period ? . Y or N                                                                  NO
                                                                                                                    ---------------
         (l4.)    The Loss Trigger Level % from 13th Collection Period
                    to and including 24th Collection Period ? .Y or N.                                                          N/A
                                                                                                                    ---------------
         (l5.)    The Loss Trigger Level % from 25th Collection Period
                    and thereafter ?     Y or N                                                                                 N/A
                                                                                                                    ---------------

         (m5.)    Is there currently a Trigger Event which has not
                    been cured for this payment date.....Y or N                                                                  NO
                                                                                                                    ---------------
         (m5.)    Is there currently an Event of Default for this
                    payment date     Y or N                                                                                      NO
                                                                                                                    ---------------


III.     FLOW OF FUNDS:

         (1.)     The amount on deposit in Available Funds                                                          $ 20,463,165.64
                                                                                                                    ---------------
         (2.)     Amounts deposited, if any, by the Servicer to the
                    Collection Account for contracts repurchased                                                                  -
                                                                                                                    ---------------
         (3.)     Total deposits in the Collection Account to be used
                    as available funds on this Payment Date (1+2)                                                   $ 20,463,165.64
                                                                                                                    ---------------
         (4.)     Funds to the servicer, any Excluded Amounts-
                    Residual Receipts                                                                               $    214,867.98
                                                                                                                    ---------------
         (a.)     To the Trustee, trustee fees and expenses subject
                    to an annual limit                                                                              $      5,000.00
                                                                                                                    ---------------
         (b.)     To the Servicer, any unrecoverable servicer
                    advances / initial unpaid balance amounts                                                       $  2,897,000.35
                                                                                                                    ---------------
         (c.)     To the Servicer, the servicing fee then due and
                    miscellaneous amounts, if any                                                                   $    391,877.93
                                                                                                                    ---------------


                  TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED
                    INTEREST HOLDERS: INTEREST
         (d.)     To Class A, the total Class A Note Interest for
                    the related interest accrual period.                                                            $  1,033,552.88
                                                                                                                    ---------------
                           Interest on Class A-1 Notes                                          $ 551,071.96
                                                                                                ------------
                           Interest on Class A-2 Notes                                          $ 203,994.63
                                                                                                ------------
                           Interest on Class A-3 Notes                                          $ 278,486.29
         (e.)     Interest on Class B Notes for the related
                    interest accrual period                                                                         $     94,796.47
                                                                                                                    ---------------
         (f.)     Interest on Class C Notes for the related
                    interest accrual period                                                                         $     64,242.58
                                                                                                                    ---------------
         (g.)     Interest on Class D Notes for the related
                    interest accrual period                                                                         $     33,500.61
                                                                                                                    ---------------


                  CLASS E INTEREST:
         (h1.)    If Class E Noteholder is not Originator, then
                    Interest on Class E Notes for the related
                    interest accrual period or otherwise $0.                                                                      -
                                                                                                                    ---------------
         (h2.)    If Class E Noteholder is Originator, then
                    amount in (h1) from above to be paid as
                    additional principal pro rata among the
                    Class A, Class B, Class C and Class D
                    notes or otherwise $0                                                       $ 107,103.53
                                                                                                ------------



                  TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED
                     INTEREST HOLDERS: PRINCIPAL

         (i1.)    Class A percentage                                                              0.69999903
                                                                                              --------------


         (i2.)    To Class A, amount from reserve account, if any                                          -
                                                                                              --------------
         (i3.)    To Class A, the Class A overdue principal, if any                                        -
                                                                                              --------------
         (i4.)    To Class A, the Class A monthly principal payment amount                    $ 9,730,894.95
                                                                                              --------------
         (i5.)    To Class A, the additional principal, if any,
                    allocable from Class E interest amount                                       $ 91,429.92
                                                                                              --------------
         (i6.)    To Class A, the additional principal, if any,
                    allocable from Class F floor amount                                                    -
                                                                                              --------------
         (i7.)    Total principal payment to Class A  (i2-i6)                                 $ 9,822,325.57
                                                                                              --------------
         (i8.)             Principal payment to Class A-1 Noteholders                                               $  9,822,325.57
                                                                                                                    ---------------
         (i9.)             Principal payment to Class A-2 Noteholders                                                             -
                                                                                                                    ---------------
         (i10.)            Principal payment to Class A-3 Noteholders                                                             -
                                                                                                                    ---------------

         (j1.)    Class B percentage                                                             0.059999551
                                                                                              --------------
         (j2.)    To Class B, amount from reserve account, if any                                          -
                                                                                              --------------
         (j3.)    To Class B, the Class B overdue principal, if any                                        -
                                                                                              --------------
         (j4.)    To Class B, the Class B monthly principal payment amount                      $ 834,071.62
                                                                                              --------------
         (j5.)    To Class B, the additional principal, if any,
                    allocable from Class E interest amount                                        $ 7,836.80
                                                                                              --------------
         (j6.)    To Class B, the additional principal, if any,
                    allocable from Class F floor amount                                                    -
                                                                                              --------------
         (j7.)    Total principal payment to Class B Noteholders (j2-j6)                                            $    841,908.48
                                                                                                                    ---------------

         (k1.)    Class C percentage                                                             0.039999701
                                                                                              --------------
         (j2.)    To Class C, amount from reserve account, if any                                          -
                                                                                              --------------
         (k3.)    To Class C, the Class C overdue principal, if any                                        -
                                                                                              --------------
         (k4.)    To Class C, the Class C monthly principal payment amount                      $ 556,047.75
                                                                                              --------------
         (k5.)    To Class C, the additional principal, if any,
                    allocable from Class E interest amount                                        $ 5,224.54
                                                                                              --------------
         (k6.)    To Class C, the additional principal, if any,
                    allocable from Class F floor amount                                                    -
                                                                                              --------------
         (k7.)    Total principal payment to Class C Noteholders (k2-k6)                                            $    561,272.29
                                                                                                                    ---------------

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
         (l1.)    Class D percentage                                                              0.01999985
                                                                                              --------------
         (l2.)    To Class D, amount from reserve account, if any                                          -
                                                                                              --------------
         (l3.)    To Class D, the Class D overdue principal, if any                                        -
                                                                                              --------------
         (l4.)    To Class D, the Class D monthly principal payment amount                      $ 278,023.87
                                                                                              --------------
         (l5.)    To Class D, the additional principal, if any,
                    allocable from Class E interest amount                                    $     2,612.27
                                                                                              --------------
         (l6.)    To Class D, the additional principal, if any,
                    allocable from Class F floor amount                                                    -
                                                                                              --------------
         (l7.)    Total principal payment to Class D Noteholders (l2-l6)                                            $    280,636.14
                                                                                                                    ---------------
         (m1.)    Class E percentage                                                             0.049998563
                                                                                              --------------
         (m2.)    To Class E, amount from reserve account, if any                                          -
                                                                                              --------------
         (m3.)    To Class E, the Class E overdue principal, if any                                        -
                                                                                              --------------
         (m4.)    To Class E, the Class E monthly principal payment amount                      $ 695,044.91
                                                                                              --------------
         (m5.)    To Class E, the additional principal, if any,
                    allocable from Class F floor amount                                                    -
                                                                                              --------------
         (m6.)    Total principal payment to Class E Noteholders (m2-m5)                                            $    695,044.91
                                                                                                                    ---------------



                  TO THE RESERVE ACCOUNT:
           (4.)   The amount, if any, needed to maintain the amount
                    in the reserve account at the required reserve amount                                           $             -
                                                                                                                    ---------------
           (5.)   Sub-Total of funds disbursed through payment to
                    Class E (add 1, 2, 3 & 4)                                                                       $             -
                                                                                                                    ---------------
           (6.)   Funds available to be paid to Class F (3 less 5)                                                  $             -
                                                                                                                    ---------------


                  CLASS F PAYMENTS:
         (n1.)    Class F percentage                                                             0.130003314
                                                                                              --------------
         (n2.)    Class F floor amount                                                        $ 9,405,070.31
                                                                                              --------------
         (n3.)    Class F principal balance before payment of principal
                    on this payment date                                                     $ 61,134,515.34
                                                                                              --------------

         (n4.)    If Funds available to be paid to Class F (line 6) is
                    greater than $0, then payment as follows:
         (n5.)    If principal balance (n3) is greater than Class F
                    floor (n2) then to Class F in an amount equal to
                    the lesser of (a) Class F monthly principal amount
                    until the Class F principal balance has been reduced
                    to the Class F floor amount  and (b) funds available                                            $  1,807,214.66
                                                                                                                    ---------------

         (n6.)    If amount in line (n5) is greater than $0, skip (n7)
                    and go to (o1):
         (n7.)    If Funds available to be paid to Class F (line 6)
                    is $0, then no payments to Class F and enter $0
                                                                                                                    ---------------

                  TO THE TRUSTEE:
         (7.)     To the Trustee, any fees and expenses not previously
                    paid subject to a limit
                                                                                                                    ---------------

                  TO THE ISSUERS:
         (8.)     To the issuers, as owner of the pledged assets, any
                    remaining available funds on deposit in the collection
                    account after all payments are made above                                                       $  1,719,924.79
                                                                                                                    ---------------





IV.      SERVICER ADVANCES

         (a.)     Aggregate amount of Servicer Advances at the beginning
                  of the Collection Period                                                                          $             -
                                                                                                                    ---------------
         (b.)     Servicer Advances reimbursed during the Collection Period                                         $             -
                                                                                                                    ---------------
         (c.)     Amount of unreimbursed Service Advances to be reimbursed
                  on the Settlement Date                                                                                          -
                                                                                                                    ---------------
         (d.)     Servicer Advances made during the related Collection
                    Period                                                                                          $  3,010,438.20
                                                                                                                    ---------------
         (e.)     Aggregate amount of Servicer Advances at the end of the
                  Collection Period                                                                                 $  3,010,438.20
                                                                                                                    ---------------
         (f.)     Amount of delinquent Scheduled Payments for which
                    Servicer Advances were not made                                                                               -
                                                                                                                    ---------------



V.       RESERVE ACCOUNT
         (a.)     Amount on deposit at the beginning of the related
                    Collection Period
         (b.)     Reserve Account initial deposit                                                                   $  4,702,535.15
                                                                                                                    ---------------
         (c.)     Amount of interest earnings reinvested for the
                    related Monthly Period                                                                          $             -
                                                                                                                    ---------------
         (d.)     Amounts used to cover shortfalls, if any,  for the
                    related Collection Period                                                                       $             -
                                                                                                                    ---------------
         (e.)     Amounts used as required in a Trigger Event, if
                    any,  for the related Collection Period                                                         $             -
                                                                                                                    ---------------
         (f.)     Amounts transferred in from the Collection Account,
                    if applicable (line 4)                                                                          $             -
                                                                                                                    ---------------
         (g.)     Interest earnings for the related Monthly Period                                                  $      2,295.02
                                                                                                                    ---------------
         (h.)     Interest  earnings withdrawn and included as
                    Available Funds for the related Monthly Period                                                  $      2,295.02
                                                                                                                    ---------------
         (i.)     Amount on deposit at the end of the related
                   Collection Period                                                                                $  4,702,535.15
                                                                                                                    ---------------

         (j.)     Is the Required Reserve Amount equal to the balance
                    in the Reserve Account as of the related Collection
                    period? Y or N                                                                                         Y
                                                                                                                    ---------------


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
VI.      ADVANCE PAYMENTS

         (a.)     Beginning aggregate Advance Payments                                                              $             -
                                                                                                                    ---------------
         (b.)     Add:  Amount of Advance Payments collected during the
                    related Collection Period                                                                       $  6,030,726.29
                                                                                                                    ---------------
         (c.)     Add:  Investment earnings for the related  Collection
                    Period                                                                                          $             -
                                                                                                                    ---------------
         (d.)     Less: Amount of Advance Payments withdrawn for deposit
                    into Facility Account                                                                           $  2,716,996.66
                                                                                                                    ---------------

         (e.)     Ending aggregate Advance Payments                                                                 $  3,313,729.63
                                                                                                                    ---------------








         ADVANTA BANK CORP., AS SERVICER

         BY:      /s/ KIRK WEILER

         TITLE:   VP of Finance

         DATE:    04/12/00


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